SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2014 (October 2, 2013)

ON4 COMMUNICATIONS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-34297	98-0540536
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Suite 1704—1188 West Pender Street Vancouver, BC, Canada V6E0A2
(Address of principal executive offices)
(604) 620-6879
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ON4 COMMUNICATIONS, INC.
Form 8-K
Current Report

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On October 1, 2014, On4 Communications, Inc. (the “Company”) filed its Quarterly Report on Form 10-Q and accompanying financial statements and footnotes without the consent of Saturna Group Chartered Accountants LLP (“Saturna Group”), the Company’s independent registered certified public accounting firm, and prior to the completion of their review of the financial statements as required by Regulation S-X as promulgated under the Securities Act of 1934. On October 2, 2014, the Board of Directors of the Company was notified by Saturna Group of this non-compliance, and accordingly the Board of Directors concluded that the financial statements for the three and nine months ended July 31, 2014 should not be relied upon pending independent review of the financial statements by Saturna Group.

As a result of the foregoing, the Company will amend and restate our financial statements for the quarterly period ended July 31, 2014, upon completion of Saturna Group’s review. The amended Form 10-Q will be filed as soon as possible.

The Company’s management has discussed the matters disclosed in Item 4.02 of this Form 8-K with Saturna Group Chartered Accountants LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON4 COMMUNICATIONS, INC.
Date: October 3, 2014	By:	/s/ Clayton Moore
Clayton Moore
Chief Executive Officer & President